Note 29	6 Months Ended
Jun. 30, 2025
Capital Base And Capital Management [Abstract]
Disclosure of Capital Base And Capital Management [Text Block]	Capital base and capital management
The eligible capital instruments and the risk-weighted assets (hereinafter "RWA") of the Group are shown below, calculated in accordance with the applicable regulation, considering the entities in scope required by such regulation, as of June 30, 2025 and December 31, 2024:

CAPITAL RATIOS

	June 2025 ⁽¹⁾	December 2024
Eligible Common Equity Tier 1 capital (millions of Euros) (a)	51,634	50,799
Eligible Additional Tier 1 capital (millions of Euros) (b)	5,489	6,023
Eligible Tier 2 capital (millions of Euros) (c)	11,480	9,858
Risk Weighted Assets (millions of Euros) (d)	387,051	394,468
Common Tier 1 capital ratio (CET 1) (A)=(a)/(d)	13.34%	12.88%
Additional Tier 1 capital ratio (AT 1) (B)=(b)/(d)	1.42%	1.52%
Tier 1 capital ratio (Tier 1) (A)+(B)	14.76%	14.40%
Tier 2 capital ratio (Tier 2) (C)=(c)/(d)	2.97%	2.50%
Total capital ratio (A)+(B)+(C)	17.72%	16.90%
(1) Provisional data.

The BBVA Group's earnings have contributed to achieving a consolidated CET1 ratio of 13.34% as of June 30, 2025, which allows maintaining a management buffer over the Group's CET1 requirement as of that date (9.12%4), and which is also above the Group's target management range of 11.5 - 12.0% CET1.
Fully-loaded risk-weighted assets decreased in the first half of the year by €7,417 million, mainly as a result of the evolution of exchange rates (depreciation against the euro of the currencies of the main countries where the Group operates), partially offset by the increase in credit lending, mainly in Spain and Turkey.
The consolidated additional Tier 1 (AT1) capital ratio stood at 1.42% as of June 30, 2025, 10 basis points lower than as of December 31, 2024. In this period, BBVA, S.A. completed an issuance for an amount of €1,000 million of Contingent Convertible instruments (CoCos) in January 2025. In addition, in March 2025, the call for redemption of another issuance of Contingent Convertible instruments for a total amount of €1,000 million was made.
The consolidated Tier 2 ratio stood at 2.97% as of June 30, 2025 which represents an increase of 47 basis points compared to December 31, 2024, mainly due to the issuance of a subordinated bond in Spain for €1,000 million in February 2025, and, to a lesser extent, the issuance in Mexico of subordinated debt for an amount of $1,000 million also in February.
As a consequence of the foregoing, the consolidated total capital ratio stood at 17.72% as of June 30, 2025.
The breakdown of the leverage ratio as of June 30, 2025 and December 31, 2024, calculated according to CRR (Capital Requirements Regulation), is as follows:

LEVERAGE RATIO

	June 2025 ⁽¹⁾	December 2024
Tier 1 (millions of Euros) (a)	57,123	56,822
Exposure to leverage ratio (millions of Euros) (b)	824,769	834,488
Leverage ratio (a)/(b) (percentage)	6.93%	6.81%
(1) Provisional data.

As of June 30, 2025, the leverage ratio stood at 6.93%. It is worth highlighting the reduction in exposure (around €10,000 million), due to the decrease in off-balance sheet exposure, as a result of the entry into force of CRR III, and the reduction of the deposits at central banks. In addition, there was an increase of approximately €300 million in Tier 1 capital, mainly due to the generation of results. Both effects together led to an increase of 12 basis points compared to December 31, 2024 (6.81%).
On June 12, 2025 the Group made public that it had received a communication from the Bank of Spain regarding its MREL[5] requirement, established by the Single Resolution Board (“SRB”). According to this communication, BBVA must maintain, as from June 12, 2025, an MREL in RWA of 23.13%[6]. In addition, BBVA must reach, also as from June 12, 2025, a volume of own funds and eligible liabilities in terms of total exposure considered for purposes of calculating the leverage ratio of, at least, 8.59% (the “MREL in LR”)[7]. These requirements do not include the current combined capital requirement, which, according to current regulations and supervisory criteria, is 3.65%[8].
With respect to the MREL ratios[9] achieved as of June 30, 2025, these were 31.55% and 12.03%, respectively for MREL in RWA and MREL in LR, reaching the subordinated ratios of 26.64% and 10.16%, respectively. Given the structure of the resolution group's own funds and eligible liabilities, as of June 30, 2025, the Group meets the aforementioned requirements.